UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2026

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(614) 757-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 4, 2026, Cardinal Health, Inc. (the “Company”) appointed Anita Zielinski as its Chief Accounting Officer of the Company, effective November 5, 2026. Ms. Zielinski will succeed Mary Scherer, who will continue to serve as Chief Accounting Officer through November 5, 2026. Ms. Zielinski will join Cardinal as Senior Vice President Finance, effective September 16.
Ms. Zielinski, 52, has served as interim Chief Financial Officer and Senior Vice President, Chief Accounting Officer and Controller of Baxter International, Inc. (“Baxter”) since March 16, 2026. Ms. Zielinski joined Baxter in February 2025 as Senior Vice President, Chief Accounting Officer and Controller. Prior to joining Baxter, Ms. Zielinski worked for Sysco Corporation (“Sysco”) for seven years, including, beginning in September 2022, as Senior Vice President and Chief Financial Officer, US Foodservice Operations, the largest North American foodservice distribution business, and prior to that, beginning in April 2017, as Senior Vice President and Chief Accounting Officer. Before joining Sysco, Ms. Zielinski spent more than twenty years as a member of Ernst & Young LLP’s assurance practice, including as a Partner beginning in 2013.
Ms. Zielinski does not have any family relationships with any of the Company’s directors or executive officers, there are no arrangements or understandings between Ms. Zielinski and any other persons pursuant to which she was selected for this role, and there are no transactions required to be reported by the Company under Item 404(a) of Regulation S-K for Ms. Zielinski.
Ms. Zielinski will be paid (i) an annual base salary, (ii) an annual cash bonus under the Company’s Management Incentive Plan, and (iii) annual equity-based awards pursuant to the Company’s long-term incentive program and will be eligible to participate in the Company’s other benefit plans. In addition, primarily to address compensation forfeited at her former employer, Ms. Zielinski will receive (i) a cash sign on bonus of $750,000, and (ii) an initial grant of time-vesting restricted share units with a grant date value of $1,000,000 that vest ratably over three years.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc.
(Registrant)

Date:	August 5, 2026	By:	/s/ AARON E. ALT
Aaron E. Alt
Chief Financial Officer

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